UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2025

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road Suite B	Solon,	OH	44139
(Address of principal executive offices)			(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EFOI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 12, 2025, Energy Focus, Inc., a Delaware corporation (the “Company”) held its annual meeting of the stockholders (the “Annual Meeting”) for its fiscal year ended December 31, 2024. Set forth below are the four proposals that were voted on at the Annual Meeting and the stockholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. These proposals are described in further detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2025.

As of April 15, 2025, the record date for the Annual Meeting, there were 5,364,368 shares of Common Stock, par value $0.0001 per share, entitled to one vote per share (the “Common Stock”) and 876,447 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share, entitled to 0.01582 of a vote per share (the “Series A Convertible Preferred Stock”) issued, outstanding and entitled to vote. Holders of 4,061,345 shares of the Company’s Common Stock and Series A Convertible Preferred Stock were present in person or by proxy at the Annual Meeting, representing 75.51% of the voting power of the Company’s stockholders were represented at the meeting.
With respect to the proposals, the results of the voting were as follows:

Proposal 1: Election of Directors:

Director Nominees	For	Withheld	Broker Non-Votes
KIN-FU CHEN	3,681,120	26,557	353,668
JAY (CHIAO-CHIEH) HUANG	3,681,793	25,884	353,668
WEN-JENG CHANG	3,681,120	26,557	353,668
SHOU-JANG LEE	3,681,120	26,557	353,668
CHAO-JEN HUANG	3,679,885	27,792	353,668
WEN-CHENG CHEN	3,681,120	26,557	353,668
GINA (MEI-YUN) HUANG	3,681,772	25,905	353,668

The seven directors listed above were elected to serve until the next annual meeting or until their respective successors are duly elected or appointed.

Proposal 2: Ratification of the appointment of GBQ Partners LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

For	Against	Abstain
3,905,706	154,432	1,207

Ratification of the appointment of GBQ Partners LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was approved and adopted.

Proposal 3: Approval, on an advisory basis, of the compensation of our named executive officers:

For	Against	Abstain	Broker Non-Votes
3,197,023	32,897	477,757	353,668

The compensation of the Company’s named executive officers was approved and adopted.

Proposal 4: Approval, on an advisory basis, of the frequency of future advisory votes on compensation of our named executive officers:

1 Year	2 Years	3 Years	Abstain
114,096	3,086,337	483,029	24,215 Conducting stockholder advisory votes on named executive officer compensation for every two years was approved and adopted.

Conducting stockholder advisory votes on named executive officer compensation for every two years was approved and adopted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2025

ENERGY FOCUS, INC.

	By:	/s/ Chiao Chieh (Jay) Huang
	Name:	Chiao Chieh (Jay) Huang
	Title:	Chief Executive Officer